EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. 1350 ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

I, Arthur Nadata, certify that:

The Form 10-Q of Nu Horizons Electronics Corp. for the period ended November 30, 2009 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Nu Horizons Electronics Corp. for the periods presented.

/s/ Arthur Nadata
Arthur Nadata
Executive Chairman and Interim Chief Executive Officer
Date: January 7, 2010

A signed original of this written statement required by Section 906 has been provided to Nu Horizons Electronics Corp. and will be retained by Nu Horizons Electronics Corp. and furnished to the Securities and Exchange Commission or its staff upon request.